UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August 25, 2016

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01 Other Events.

As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2015, on January 28, 2016, an Arizona Corporation Commission (“ACC”) Commissioner, Robert L. Burns, sent Arizona Public Service Company (“APS”) a Notice of Investigation pursuant to an Arizona statute that authorizes a Commissioner and his agents to inspect the accounts, books, papers and documents of any public service corporation, and examine under oath any officer, agent or employee of such corporation in relation to the business and affairs of the corporation. The Notice stated that Commissioner Burns intends to investigate whether APS has used funds recoverable from ratepayers for political contributions, lobbying, or charitable donations purposes; whether APS’s corporate affiliates have made contributions or donations under APS’ brand name; and the degree to which APS and Pinnacle West Capital Corporation (“Pinnacle West”) are “intertwined” in terms of organization, management and operations.
On August 25, 2016, Commissioner Burns filed subpoenas in APS’s current retail rate proceeding to APS and Pinnacle West for the production of records and information relating to a range of expenditures from 2011 through year-to-date 2016. The subpoenas request information concerning marketing and advertising expenditures, charitable donations, lobby expenses, contributions to 501(c)(3) and (c)(4) nonprofits and political contributions. The subpoenas were issued by Commissioner Burns individually, not by action of the ACC as a whole. The return date for the production of information is September 15, 2016. The subpoenas also seek testimony from company personnel having knowledge of the material, including the Chief Executive Officer, on October 6, 2016. APS and Pinnacle West are considering their respective responses to the subpoenas and cannot predict the outcome of this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: August 30, 2016	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: August 30, 2016	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer